Commitments and Contingencies	3 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2023	Dec. 31, 2022	Jun. 30, 2022
Commitments and Contingencies
Note 7. Commitments and Contingencies
We have contracted with various consultants and third parties to assist us in pre-clinical
research and development and clinical trials work for our leading drug compounds. The contracts are terminable at any time, but obligate us to reimburse the providers for any time or costs incurred through the date of termination. We also have employment agreements with certain of our current employees that provide for severance payments and accelerated vesting for share-based awards if their employment is terminated under specified circumstances.
Presage License Agreement
As discussed in Note 4, we are party to a license agreement with Presage under which we may be required to make future payments upon the achievement of certain development, regulatory and commercial milestones, as well as potential future royalties based upon net sales. As of
March
 31, 202
3
, we had
no
t accrued any amounts for potential future payments as achievement of the milestones had not been met.
Torreya Partners
In October 2022, we engaged Torreya Partners as a financial advisor to help explore additional strategic opportunities. As part of this engagement, we issued warrants to acquire shares of our common stock having a value equal to $0.5 million. These warrants were issued during the three months ended March 31, 2023. We will also pay Torreya Partners a transaction fee equal to 20% of aggregate consideration, up to a maximum of $2.0 million, upon completion of a strategic transaction. As of March 31, 2023, we have not accrued any amount for potential future transaction fees.

Note 10. Commitments and Contingencies
We have contracted with various consultants and third parties to assist us in pre-clinical
research and development and clinical trials work for our leading drug compounds. The contracts are terminable at any time, but obligate us to reimburse the providers for any time or costs incurred through the date of termination. We also have employment agreements with certain of our current employees that provide for severance payments and accelerated vesting for share-based awards if their employment is terminated under specified circumstances.
Presage License Agreement
As discussed in Note 4. Other License Agreements, we are party to a license agreement with Presage under which we may be required to make future payments upon the achievement of certain development, regulatory and commercial milestones, as well as potential future royalties based upon net sales. As of June 30, 2022, we had not accrued any amounts for potential future payments as achievement of the milestones had not been met.
COVID-19
As a result of the ongoing
COVID-19
pandemic, various public health orders and guidance measures have been implemented across much of the U.S., and across the globe, including in the locations of our office, clinical trial sites, key vendors and partners. Despite the relaxation of many governmental orders earlier this year, the ongoing
COVID-19
pandemic still impacts the normal conduct of business. While we continue to enroll and dose patients in our clinical trials, our clinical development program timelines may continue to be subject to potential negative impacts from the ongoing pandemic in the U.S. and globally.
We may experience enrollment delays and suspensions, patient withdrawals, postponement of planned clinical or preclinical studies, redirection of site resources from studies, and study deviations or noncompliance. We may also need to maintain or implement study modifications, suspensions, or terminations, the introduction of additional remote study procedures and modified informed consent procedures, study site changes, direct delivery of investigational products to patient homes or alternative sites, which may require state licensing, and changes or delays in site monitoring. The foregoing may require that we consult with relevant review and ethics committees, Institutional Review Boards and the FDA. The foregoing may also impact the integrity of our study data. The ongoing
COVID-19
pandemic may further increase the need for clinical trial patient monitoring and regulatory reporting of adverse effects, and may delay regulatory authority meetings, inspections, assessments, or the regulatory review of marketing or investigational applications or submissions.

Not only might the ongoing
COVID-19
pandemic impact the conduct of our clinical trials, but it may also impact our ability to procure the necessary supply of our investigational drug products, as well as any ancillary supplies necessary for the conduct of our studies. Third party manufacturers may also need to implement measures and changes, or deviate from typical manufacturing requirements that may otherwise adversely impact our product candidates.
Government stimulus programs enacted in response to the ongoing
COVID-19
pandemic have not had a material impact on our financial condition, results of operations, or liquidity.
Nasdaq Bid Price Letter
On May 9, 2022, we received a letter from Nasdaq indicating that, for the last thirty consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement for continued listing on the Nasdaq Capital Market.
In accordance with Nasdaq listing rules, we were provided an initial period of 180 calendar days, or until November 7, 2022, to regain compliance. The letter states that Nasdaq will provide written notification that we have achieved compliance with its rules if at any time before November 7, 2022, the bid price of our common stock closes at $1.00 per share or more for a minimum of ten consecutive business days. The Nasdaq letter had no immediate effect on the listing or trading of our common stock and the common stock continued to trade on The Nasdaq Capital Market.
If we do not regain compliance with Nasdaq listing rules by November 7, 2022, we may be eligible for an additional 180 calendar day compliance period. To qualify, we would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the bid price requirement, and would need to provide written notice of our intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. However, if it appears to Nasdaq that we will not be able to cure the deficiency, or if we are otherwise not eligible, Nasdaq would notify us that our securities would be subject to delisting. In the event of such a notification, we may appeal Nasdaq’s determination to delist our securities, but there can be no assurance Nasdaq would grant our request for continued listing.
We have not regained compliance with Nasdaq listing rules as of September 8, 2022.

Infinity Pharmaceuticals Inc [Member]
Commitments and Contingencies
11. Commitments and Contingencies
On April 5, 2019, we entered into a lease agreement, or the Lease, with Sun Life Assurance Company of Canada, or the Landlord, effective April 3, 2019, or the Commencement Date, for the lease of approximately 10,097 square feet of office space at 1100 Massachusetts Avenue, Cambridge, Massachusetts, or the Leased Premises. The term of the Lease commenced on the Commencement Date and expires on August 1, 2024, or the Expiration Date, approximately five years after the Rent Commencement Date as defined below.
Beginning August 1, 2019, or the Rent Commencement Date, the total base rent of the Lease was $47,961 per month and increases by approximately 3% on each anniversary of the Rent Commencement Date until the Expiration Date. In addition to the base rent, we are also responsible for our share of the operating expenses, insurance, real estate taxes and certain capital costs, and we are responsible for utility expenses in the Leased Premises, all in accordance with the terms of the Lease. Pursuant to the terms of the Lease, we provided a security deposit in the form of a letter of credit in the initial amount of $300,000, which was reduced to $150,000 during the year ended December 31, 2021 in accordance with the terms of the Lease. The remaining portion of the security deposit plus the associated bank fee of $7,500 is included on our condensed consolidated balance sheet as restricted cash as of March 31, 2023. The Landlord provided a lease incentive allowance of $0.6 million to fund certain improvements made by us to the Leased Premises.
As of March 31, 2023, future minimum lease payments of our operating lease liabilities are approximately $0.8 million.

10. Commitments and Contingencies
On April 5, 2019, we entered into a lease agreement, or the Lease, with Sun Life Assurance Company of Canada, or the Landlord, effective April 3, 2019, or the Commencement Date, for the lease of approximately 10,097 square feet of office space at 1100 Massachusetts Avenue, Cambridge, Massachusetts, or the Leased Premises. The term of the Lease commenced on the Commencement Date and expires on August 1, 2024, or the Expiration Date, approximately five years after the Rent Commencement Date as defined below.
Beginning August 1, 2019, or the Rent Commencement Date, the total base rent of the Lease was $47,961 per month and increases by approximately 3% on each anniversary of the Rent Commencement Date until the Expiration Date. In addition to the base rent, we are also responsible for our share of the operating expenses, insurance, real estate taxes and certain capital costs, and we are responsible for utility expenses in the Leased Premises, all in accordance with the terms of the Lease. Pursuant to the terms of the Lease, we provided a security deposit in the form of a letter of credit in the initial amount of $300,000, which was reduced to $150,000 during the year ended December 31, 2021 in accordance with the terms of the Lease. The remaining portion of the security deposit plus the associated bank fee of $7,500 is included in our consolidated balance sheet as restricted cash as of December 31, 2022 and 2021. The Landlord provided a lease incentive allowance of $0.6 million to fund certain improvements to be made by us to the Leased Premises.
Subject to certain conditions specified in the Lease, we have the right to extend the term of the Lease for two years, if we provide notice to the Landlord not earlier than twelve months, nor later than nine months, prior to expiration of the Lease. The base rent for the extension term shall be equal to the greater of the base rent in effect for the last year of the initial lease term or a fair market base rent determined according to the terms of the Lease.
The Lease contains customary provisions allowing the Landlord to, among other things, accelerate payments under the Lease or terminate the Lease in its entirety if we fail to remedy a default of any of our obligations under the Lease within specified time periods or upon our bankruptcy or insolvency.
We have recorded a
right-of-use
asset and lease liability related to our data center lease and the Lease. The lease of our data center expired during the year ended December 31, 2021. The following is a summary of our current lease included in the respective balance sheet classifications:

	December 31,
	2022	2021
	(in thousands)
Assets
Operating lease right-of-use assets	$697	$1,064

Liabilities
Accrued expenses and other current liabilities	$593	$519
Operating lease liability	324	917

Total lease liabilities	$917	$1,436

As of December 31, 2022, the weighted average term remaining on our lease is 1.6 years, and the weighted average discount rate is 10%. As of December 31, 2021, the weighted average term remaining on our lease was 2.6 years, and the weighted average discount rate was 10%.
Operating lease costs, including variable costs, of $0.7 million were incurred during both the years ended December 31, 2022 and 2021. Cash paid for amounts included in the measurement of lease liabilities were $0.6 million and $0.7 million during the years ended December 31, 2022 and 2021, respectively.

As of December 31, 2022, future minimum lease payments of our operating lease liabilities are as follows:

Operating Leases
(in thousands)
2023	$658
2024	334

Total future minimum lease payments	992
Less: imputed interest	(75)

Total lease liability	$917